Related party transactions (Tables)	12 Months Ended
Dec. 31, 2018
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Summary of Key Management Personnel Compensation

Key management personnel are deemed to be the members of the Pearson executive. It is this Committee which had responsibility for planning, directing and controlling the activities of the Group in 2018. Key management personnel compensation is disclosed below:

All figures in £ millions	2018	2017
Short-term employee benefits	6	12
Retirement benefits	1	1
Share-based payment costs	7	2

Total	14	15